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                        SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): January 24, 1997



                             TERRACE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-27132                  5-0594270
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


          2699 Stirling Road, Suite C-405, Fort Lauderdale, FL 33312
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:      305-894-6000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS
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     On November 15, 1996, the Registrant announced that Mr. Howard J. Zimmerman had voluntarily resigned as one of its Directors, effective November 4, 1996.
Mr. Zimmerman cited "other business commitments and obligations" as the reasons for his resignation, and did not resign because of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies, or practices.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TERRACE HOLDINGS, INC.
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                                                  (Registrant)


Date:     January 24, 1997
                                    By:           /s/ Samuel H. Lasko
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                                                 Samuel H. Lasko
                                                  President

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